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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    Form 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  April 5, 2000
                Date of Report (Date of earliest event reported)

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                              eVentures Group, Inc.
               (Exact name of Registrant as Specified in Charter)

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   Delaware                         33-19435                        75-2233445
---------------                    -----------                   ---------------
(State or Other                    (Commission                   (IRS Employer
Juris. of                          File Number)                  Identification
Incorporation)                                                   No.)


                         300 Crescent Court, Suite 800
                              Dallas, Texas 75201
                          -----------------------------
                              (Address of Principal
                               Executive Offices)


                                  214-777-4100
                                 ---------------
                         (Registrant's telephone number
                              including area code)

                               One Evertrust Plaza
                                    8th Floor
                          Jersey City, New Jersey 07302
                      -------------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)
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
Item 7  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               99.1   Press Release dated April 5, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 6, 2000                        eVentures Group, Inc.


                                            By: /s/ Stuart Chasanoff
                                               ---------------------------------
                                               Name:   Stuart Chasanoff
                                               Title:  Senior Vice President,
                                                       Corporate Development and
                                                       Legal Affairs